MFS(R) EUROPEAN EQUITY FUND
                          MFS(R)FUNDAMENTAL GROWTH FUND
                      MFS(R)INTERNATIONAL CORE EQUITY FUND
                    MFS(R)INTERNATIONAL STRATEGIC GROWTH FUND
                    MFS(R)INTERNATIONAL STRATEGIC VALUE FUND

                      Supplement to the Current Prospectus


     MFS Investment Management, the investment adviser to the above-referenced funds (the "Funds"), is expected to seek approval of the Board of Trustees which oversees each Fund at its meeting on June 23, 2004 to terminate the Funds effective July 29, 2004, or as soon thereafter as practicable. In anticipation of their termination, the Funds will be liquidating portfolio securities and, therefore, each Fund will not be managed to meet its respective investment objective during this period.



                  The Date of this Supplement is June 9, 2004.